UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2020 (January 13, 2020)

THE PECK COMPANY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37707	47-2150172
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4050 Williston Road, #511, South Burlington, Vermont 05403
(Address of Principal Executive Offices) (Zip Code)
(802) 658-3378
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PECK	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement.

The Peck Company Holdings, Inc., a Delaware corporation (the “Company”), entered into an Exchange and Subscription Agreement (the “Exchange Agreement”) dated April 22, 2020 with GreenSeed Investors, LLC, a Delaware limited liability company (“GSI”), and Solar Project Partners, LLC, a Delaware limited liability company (“SPP”). A copy of the Exchange Agreement is attached hereto as Exhibit 2.4 and is incorporated herein by reference.

Pursuant to the Exchange Agreement, the Company subscribed for 500,000 Units of Class B Preferred Membership units of GSI in exchange for 200,000 shares of the Company’s Series A Preferred Stock (the “Preferred Shares”). In addition, the Company subscribed for and purchased 100,000 Units of SPP in exchange for the issuance by the Company of a Warrant to acquire 275,000 shares of the Company’s Common Stock at an exercise price of $15.00 per share. A copy of the Certificate of Designation with respect to the Company’s Series A Preferred Stock and the form of Warrant are attached hereto as Exhibits 3.1 (e) and 4.9, respectively.

The Exchange Agreement provides that as long as the dividend payment on the Preferred Shares in each calendar quarter is equal to the aggregate distribution with respect to the GSI Units, such payments and distributions shall be offset and neither GSI nor the Company need to make any cash payments to the other.

The Company granted to GSI the right to repurchase up to 400,000 (in tranches of 50,000) of the Units at a valuation of $4,000,000.

The Company granted to GSI registration rights with respect to the Preferred Shares, the Warrant, and the Common Stock underlying the Warrant.

The foregoing is a summary of the Exchange Agreement and is qualified in its entirety by reference to the Exchange Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Peck Electric Co., a Vermont corporation and a wholly-owned subsidiary of the Company (the “Borrower”), entered into a Business Loan Agreement dated January 13, 2020 (the “Loan Agreement”) with NBT Bank, National Association (the “Lender;). The Loan Agreement replaced the Business Loan Agreement between the Borrower and the Lender dated September 17, 2019 in the amount of $3,000,000 as well as the Business Loan Agreement dated August 13, 2019 between the Lender and Borrower in the amount of $2,000,000. The outstanding amounts under each of the prior loan agreements were paid in full with proceeds from the Loan Agreement. The Loan Agreement provides a credit facility not to exceed $6,000,000 and is payable upon demand of the Lender. In connection with the Loan Agreement, the Borrower executed and delivered a Promissory Note (the “Note”) dated January 13, 2020 in the aggregate amount of $6,000,000. Any amount due under the Note are payable upon demand of the Lender. If no demand is made, the Borrower is obligated to make monthly payments of accrued interest. Pursuant to the Loan Agreement, Jeffrey Peck, President of the Company, executed and delivered a Commercial Guaranty dated January 13, 2020 of the obligations of the Borrower under the Note and the Loan Agreement.

Peck Electric Co., a Vermont corporation and a wholly-owned subsidiary of the Company (the “Borrower”), applied for and received a loan (the “PPP Loan”) from NBT Bank, N.A. (the “Lender”) in the principal amount of $1,487,624 pursuant to the Paycheck Protection Program (the “PPP”) under the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”), which was enacted March 27, 2020.

The Loan is evidenced by a promissory note (the “PPP Note”), dated April 24, 2020, issued by the Borrower to the Lender. The PPP Note matures on April 24, 2022 and bears interest at a rate of 1.00% per annum, payable monthly commencing on November 24, 2020, following an initial deferral period as specified under the PPP. The PPP Note may be prepaid by the Borrower at any time prior to maturity with no prepayment penalties. Proceeds from the PPP Loan will be available to the Borrower to fund designated expenses, including certain payroll costs, group health care benefits and other permitted expenses, in accordance with the PPP. Under the terms of the PPP, up to the entire amount of principal and accrued interest may be forgiven to the extent PPP Loan proceeds are used for qualifying expenses as described in the CARES Act and applicable implementing guidance issued by the U.S. Small Business Administration under the PPP. The Company intends that the Borrower will use the entire PPP Loan amount for designated qualifying expenses and to apply for forgiveness of the PPP Loan in accordance with the terms of the PPP. No assurance can be given that the Borrower will obtain forgiveness of the PPP Loan in whole or in part.

With respect to any portion of the PPP Loan that is not forgiven, the PPP Loan will be subject to customary provisions for a loan of this type, including customary events of default relating to, among other things, payment defaults, breaches of the provisions of the PPP Note and cross-defaults on any other loan with the Lender or other creditors.

As of April 27, 2020, and including the proceeds of the above-referenced PPP Loan, the Company will have approximately $61,323 cash on hand, $3,854,137 of outstanding indebtedness under the Loan Agreement described above and $1,487,624 of outstanding indebtedness under the PPP Loan. As of April 27, 2020, the Borrower has unused credit availability under the Loan Agreement of $2,145,863.

Item 3.02 Unregistered Sales of Equity Securities

As described in Item 1.01 above, on April 22, 2020 the Company issued 200,000 shares of its Series A Preferred Stock and a Warrant to acquire 275,000 shares of its Common Stock and received 100,000 Units of Solar Project Partners, LLC, a Delaware limited liability company. The transaction was exempt from registration under the Securities Act of 1933, as amended, pursuant to Rule 506 (b) of Regulation D promulgated thereunder. The Series A Preferred Stock is convertible on a mandatory basis into shares of the Company’s Common Stock as soon as practicable after the date on which the closing price of the Company’s Common Stock is equal to or greater than $15.00 per share for any twenty (20) days within a thirty (30) days trading window. The Series A Applicable Conversion Value is $25 divided by the Series A Applicable Conversion Value which is an amount equal to the ten-day average of the closing price as reported by Nasdaq of the Company’s Common Stock for the ten trading day preceding the Company’s notice of redemption less ten percent (10%). The Warrant is exercisable for a period of five (5) years after the issue date at an exercise price of $15.00 per share. The foregoing summary of the Preferred Shares and the Warrant are qualified in its entirety by reference to the Certificate of Designation and Warrant, respectively.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, which include all statements that do not relate solely to historical or current facts, such as statements concerning the Company’s expectations, anticipations, intentions, or beliefs regarding the PPP Loan. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations and are not statements of fact, actual results may differ materially from those projected and are subject to a number of known and unknown risks and uncertainties, including financial market conditions; actions by the Loan parties; changes by the Small Business Association or other governmental authorities regarding the CARES Act, the Payroll Protection Program or related administrative matters; the Company’s and Borrower’s ability to comply with the terms of the PPP Loan and the CARES Act, including to use the proceeds of the PPP Loan as described herein; and other risks and uncertainties described under the headings “Forward-Looking Statements,” “Risk Factors” and other sections of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 14, 2020, and subsequent filings. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

In accordance with General Instruction B.2 of Form 8-K, the information in this Form 8-K (including Exhibits) is being “furnished,” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

2.4	Exchange and Subscription Agreement dated as of April 22, 2020 among The Peck Company Holdings, Inc., GreenSeed Investors, LLC and Solar Project Partners, LLC

3.1 (e)	Certificate of Designation, Preferences and Rights of Preferred Stock of The Peck Company Holdings, Inc.

4.9	Warrant dated April 22, 2020 issued by The Peck Company Holdings, Inc. to GreenSeed Investors, LLC

4.10	Promissory Noted dated January 13, 2020 issued by Peck Electric Co. to NBT Bank, National Association

4.11	Paycheck Protection Program Note and Disbursement Authorization dated April 24, 2020 issued by Peck Electric Co. to NBT Bank, N.A

10.22	Business Loan Agreement dated January 13, 2020 between Peck Electric Co. and NBT Bank, National Association

10.33	Commercial Guaranty dated January 13, 2020 issued by Jeffrey Peck to NBT Bank, National Association.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 2020

The Peck Company Holdings, Inc.

By:	/s/ Jeffrey Peck
Name:	Jeffrey Peck
Title:	Chief Executive Officer